Exhibit 99.(D)

COMMON SHARES
OF BENEFICIAL INTEREST		SHARES

PAR VALUE $.001		CUSIP 09255d 10 4
SEE REVERSE FOR CERTAIN DEFINITIONS
ORGANIZED UNDER THE LAWS
OF THE STATE OF DELAWARE

The Shares represented by this certificate may not be owned or transferred, directly or indirectly, by or to (i) the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing; (ii) any organization (other than a farmer's cooperative described in §521 of the Internal Revenue Code of 1986 as amended (the "Code") ) that is exempt from the tax imposed by 28 U.S.C. §§51-1399 and not subject to the tax imposed by 28 U.S.C.§511; or (iii) any rural electric or telephone cooperative described in §1381(A)(2)(C) of the Code

Black Rock Global Equity Income Trust
THIS CERTIFIES THAT

is the owner of

Fully Paid and Non-Assessable Common Shares of Beneficial Interest of Blackrock Global Equity Income Trust,

transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assets. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of the duly authorized officers of the Trust.

DATED:
COUNTERSIGNED AND REGISTERED
THE BANK OF NEW YORK
TRANSFER AGENT AND REGISTRAR
[Authorized Signature]	SECRETARY	PRESIDENT

The following abbreviations, which used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—	......................Custodian..................
TEN ENT	—	as tenants by the entireties			(Cust) (Minor)
JT TEN	—	as joint tenants with right of			under Uniform Gifts to Minors
		survivorship and not as tenants			Act.................................................
		in common			(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF TRANSFEREE)

Common
Shares of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated
X

X
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
	NOTICE:	UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signatures (s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.